[MassMutual Financial Group Letterhead Appears Here]

September 4, 2009

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	Connecticut Mutual Variable Life Separate Account I
File No. 811-08514 CIK 0000922586, Series S000010845
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Connecticut Mutual Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its policy owners the semiannual report for the following underlying management investment companies: Variable Insurance Products Fund, Variable Insurance Products Fund V, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following June 30, 2009 semiannual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Series	Class	Date Filed
Variable Insurance Products Fund	0000356494
Fidelity® VIP High Income Portfolio (Initial Class)		S000007718	C000020975	9/1/2009
Fidelity® VIP Overseas Portfolio (Initial Class)		S000007720	C000020986	8/21/2009
Variable Insurance Products Fund V	0000823535
Fidelity® VIP Money Market Portfolio (Initial Class)		S000017648	C000048773	8/27/2009
Oppenheimer Variable Account Funds	0000752737
Oppenheimer Core Bond Fund/VA (Non-Service)		S000010335	C000028594	8/24/2009
Panorama Series Fund, Inc.	0000355411
Panorama Growth Portfolio (Non-Service)		S000010343	C000028609	8/21/2009
Panorama Total Return Portfolio (Non-Service)		S000010346	C000028612	8/21/2009

Additionally, the binder covers listing all funds we offer and the owner letter are included with this filing.

Very truly yours,

/s/ JO-ANNE RANKIN
Jo-Anne Rankin
Vice President